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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  July 31, 2001 (July 30, 2001)


                               XTRA Corporation
              (Exact name of Registrant as Specified in Charter)

    Delaware                         1-7654                06-0954158
    (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
    of Incorporation)                Number)               Identification No.)

          200 Nyala Farms Road, Westport, CT               06880
          (Address of Principal Executive Offices)         (Zip Code)


                                (203) 221-1005
              (Registrant's telephone number including area code)

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Item 5.  Other Events.
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     On July 30, 2001, XTRA Corporation (the "Company"), Berkshire Hathaway Inc.
("Berkshire") and BX Merger Sub Inc., a wholly owned subsidiary of Berkshire ("Purchaser"), entered into an Agreement and Plan of Merger, dated as of July
30, 2001 (the "Merger Agreement"), by and among the Company, Berkshire and Purchaser.

     The Merger Agreement provides for Purchaser to commence a cash tender offer (the "Offer") on or about August 14, 2001 for all of the outstanding shares ("Shares") of common stock of the Company (the "Common Stock") at a price of $55.00 per share, upon the terms and subject to the conditions contained in the Merger Agreement. The Merger Agreement further provides that, as soon as practicable after the satisfaction or waiver of the conditions set forth in the Merger Agreement (including, without limitation, the consummation of the Offer), and in accordance with the relevant provisions of the Delaware General Corporation Law, as amended, Purchaser will be merged (the "Merger") with and into the Company. In connection with the Merger Agreement, certain of the Company's stockholders have entered into a Stockholders Agreement ("Stockholders Agreement") whereby such stockholders have agreed to tender their shares in the Offer and to vote in favor of the Merger Agreement and the Merger at any meeting of the Company's stockholders called to vote on such matters. Following the consummation of the Merger, the Company will continue as the surviving corporation. In the Merger, the holders of Shares (other than Berkshire, Purchaser or any subsidiary of any of the foregoing) will receive the same per Share consideration as is paid to holders of Shares in the Offer.

     The foregoing descriptions of the Merger Agreement and the Stockholders Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Stockholders Agreement, copies of which are attached as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the press release announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

     The materials filed as exhibits hereto contain forward-looking statements within the meaning of the safe harbor provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), including statements regarding the operations of the Company during the interim period between the execution of the Merger Agreement and the consummation of the transactions contemplated thereby. The forward-looking statements are subject to various risks and uncertainties. Although the Company believes its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not vary materially from its expectations. Those risks and uncertainties include the failure of the certain conditions set forth in the Merger Agreement and adverse industry and economic conditions. Other risk factors are detailed from time to time in the Company's reports under the Exchange Act.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c) Exhibits:

     2.1 Agreement and Plan of Merger dated as of July 30, 2001 by and among XTRA Corporation, Berkshire Hathaway Inc. and BX Merger Sub Inc.

     2.2 Stockholders Agreement dated as of July 30, 2001 by and among Berkshire Hathaway Inc., BX Merger Sub Inc., Julian H. Robertson, Jr., Tiger Management Corporation, Tiger Management L.L.C. and Tiger Performance L.L.C.

     99.1 Joint Press Release of the Company and Berkshire, issued on July 31, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    XTRA Corporation

                                    By: /s/ Thomas G. Schaefer
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                                        Thomas G. Schaefer
                                        Vice President and Controller

Date:  July 31, 2001
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                                 EXHIBIT INDEX


Exhibit No.    Description
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2.1.           Agreement and Plan of Merger dated as of July 30, 2001 by and among XTRA Corporation, Berkshire Hathaway Inc. and BX Merger Sub
               Inc.

2.2 Stockholders Agreement dated as of July 30, 2001 by and among Berkshire Hathaway Inc., BX Merger Sub Inc., Julian H. Robertson, Jr., Tiger Management Corporation, Tiger Management L.L.C. and Tiger Performance L.L.C.

99.1           Joint Press Release of the Company and Berkshire, issued on July
               31, 2001.